COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                        COVA VARIABLE ANNUITY ACCOUNT ONE

                      SUPPLEMENT DATED NOVEMBER 3, 1997 TO
           PROSPECTUS DATED MAY 1, 1997, AS AMENDED SEPTEMBER 8, 1997

This supplement should be attached to your copy of the Prospectus for the variable annuity contracts issued by Cova Financial Services Life Insurance Company ("Cova Life") and Cova Variable Annuity Account One ("Variable Account One").

PROPOSED SUBSTITUTION

The primary purpose of this supplement is to notify you of a proposal to substitute shares of certain Portfolios of Cova Series Trust and of General American Capital Company for shares of certain other Portfolios of Cova Series Trust and for shares of Lord Abbett Series Fund, Inc. as follows:

                                  SUBSTITUTION:
FROM THE FOLLOWING PORTFOLIOS                              INTO THE FOLLOWING PORTFOLIOS

COVA SERIES TRUST                                          COVA SERIES TRUST

 Stock Index Portfolio                                      Large Cap Stock Portfolio
 Quality Income Portfolio                                   Quality Bond Portfolio
 High Yield Portfolio                                       Bond Debenture Portfolio
 Vkac Growth and Income Portfolio                           Lord Abbett Growth and Income Portfolio

LORD ABBETT SERIES FUND, INC.                              COVA SERIES TRUST

 Growth and Income Portfolio                                Lord Abbett Growth and Income Portfolio

COVA SERIES TRUST                                          GENERAL AMERICAN CAPITAL COMPANY

 Money Market Portfolio                                     Money Market Fund

Cova Life will file an application with the Securities and Exchange Commission ("Commission") on or about the date of this supplement requesting an order approving the Substitution. Upon obtaining the order from the Commission approving the Substitution, and subject to any prior approval by applicable state insurance authorities, Cova Life and Variable Account One propose to effect the Substitution as soon as is practical.

A Contract owner, prior to the date of Substitution, may transfer Sub-Account Values involved in the Substitution to any other sub-account of Variable Account One without any limitation or charge being imposed. Moreover, following the Substitution for a period of 30 days, Cova Life will permit transfers from such sub-accounts to any other sub-account of Variable Account One available under your Contract without any limitation or charge being imposed. After the 30 days, any transfers from such sub-accounts will be subject to the restrictions described in the Prospectus.

A complete list of all available Portfolios in which Variable Account One invests is set forth in the Prospectus. You may obtain a Prospectus by writing or calling Cova Life at the address or telephone number set forth below.

Cova Life will effect the Substitution by simultaneously placing an order to redeem the shares of each Portfolio being substituted from and an order to purchase shares of each Portfolio being substituted into.

Cova Life will bear the expenses attributable to the Substitution. Cova Life will send affected Owners a notice within five days after the Substitution.

As of the date of this Supplement, shares of the Stock Index, Quality Income, High Yield, VKAC Growth and Income and Money Market Portfolios will no longer be offered for sale. However, Contract owners participating in the Dollar Cost Averaging program will be allowed to continue to have monies transferred into these Portfolios until the earlier of the completion of their programs or the Substitution.

ADDITIONAL REVISION

The first sentence of the first full paragraph on page 27 of the Prospectus is deleted in its entirety.

                        CUSTOMER SERVICE: (800) 343-8496

            ISSUED BY: COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                     DISTRIBUTED BY: COVA LIFE SALES COMPANY

                           ONE TOWER LANE, SUITE 3000
                      OAKBROOK TERRACE, ILLINOIS 60181-4644

                                COVA SERIES TRUST

                      SUPPLEMENT DATED NOVEMBER 3, 1997 TO
           PROSPECTUS DATED MAY 1, 1997, AS AMENDED SEPTEMBER 8, 1997

The first paragraph under "Public Fund Performance" on page 41 of the Prospectus and the Performance Recap are amended as follows:

The Mid-Cap Value, Large Cap Research and Developing Growth Portfolios are commencing regular investment operations as of the date of this Supplement and are now available for new sales.

CL-3006 (11/97)




                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY

Marketing  and                                   Annuity Service Office:
Executive  Office:                               Cova Financial Services Life
One  Tower  Lane,  Suite  3000                         Insurance Company
Oakbrook  Terrace,  IL  60181-4644               Policy Service Office
(800)  831-LIFE                                  P.O. Box 10366
                                                 Des  Moines,  IA  50306-9989
                                                 (515)  243-5834
                                                 (800)  343-8496

                       INDIVIDUAL SINGLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                        COVA VARIABLE ANNUITY ACCOUNT ONE

                                       AND

                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY

The Individual Single Purchase Payment Deferred Variable Annuity Contracts (the "Contracts") described in this Prospectus provide for accumulation of Contract Values and payment of monthly annuity payments on a fixed and variable basis. The Contracts are designed for use by individuals in retirement plans on a Qualified or Non-Qualified basis. (See "Definitions".)

At the Contract Owner's direction, the purchase payment for the Contract will be allocated to a segregated investment account of Cova Financial Services Life Insurance Company (the "Company") which account has been designated Cova Variable Annuity Account One (the "Variable Account") or to the Company's General Account. The Variable Account invests in shares of Cova Series Trust (see "Cova Series Trust"), Lord Abbett Series Fund, Inc. (see "Lord Abbett Series Fund, Inc.") and General American Capital Company (see "General American Capital Company"). Cova Series Trust is a series fund with nineteen Portfolios, fourteen of which are currently available in connection with the Contracts:
Money Market Portfolio, Quality Income Portfolio, High Yield Portfolio, Stock Index Portfolio, VKAC Growth and Income Portfolio, Select Equity Portfolio,
Small  Cap  Stock  Portfolio,   International  Equity  Portfolio,  Quality  Bond
Portfolio, Large Cap Stock Portfolio, Bond Debenture Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio and Developing Growth Portfolio. Lord Abbett Series Fund, Inc. is a series fund which currently offers one Portfolio under the Contracts: Growth and Income Portfolio. General American Capital Company is a series fund which currently offers one Fund under the Contracts: the Money Market Fund.

This Prospectus concisely sets forth the information a prospective investor should know before investing. Additional information about the Contracts is contained in the "Statement of Additional Information" which is available at no charge. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents of the Statement of Additional Information can be found on Page 40 of this Prospectus. For the Statement of Additional Information (SAI) dated May 1, 1997, call (800) 831-LIFE or write the Marketing and Executive Office address listed above.

INQUIRIES:

Any inquiries regarding purchasing a Contract can be made by telephone or in writing to Cova Life Sales Company at (800) 831-LIFE or One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644. All other questions should be directed to the Annuity Service Office listed above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is dated May 1, 1997, as amended September 8, 1997.

The Prospectus should be kept for future reference.


                                TABLE OF CONTENTS

                                                                     PAGE

DEFINITIONS                                                             1

HIGHLIGHTS                                                              3

FEE TABLE                                                               6

CONDENSED FINANCIAL INFORMATION                                        11

THE COMPANY                                                            13

THE VARIABLE ACCOUNT                                                   13
         Cova Series Trust                                             14
         Lord Abbett Series Fund, Inc.                                 15
         General American Capital Company                              15
         Voting Rights                                                 15
         Substitution of Securities                                    16

CHARGES AND DEDUCTIONS                                                 16
         Deduction for Withdrawal Charge (Sales Load)                  16
         Reduction or Elimination of the Withdrawal Charge             17
         Deduction for Mortality and Expense Risk Premium              18
         Deduction for Administrative Expense Charge                   18
         Deduction for Contract Maintenance Charge                     19
         Deduction for Premium Taxes                                   19
         Deduction for Income Taxes                                    19
         Deduction for Expenses of the Eligible Investments            20
         Deduction for Transfer Fee                                    20

THE CONTRACTS                                                          20
         Ownership                                                     20
         Annuitant                                                     20
         Assignment                                                    20
         Beneficiary                                                   21
         Change of Beneficiary                                         21
         Transfers of Contract Values During the Accumulation Period   21
         Death of the Annuitant                                        22
         Death of the Contract Owner                                   23

ANNUITY PROVISIONS                                                     24
         Annuity Date and Annuity Option                               24
         Change in Annuity Date and Annuity Option                     24
         Allocation of Annuity Payments
         Transfers During the Annuity Period                           24
         Annuity Options                                               25
         Frequency and Amount of Annuity Payments                      26

PURCHASE PAYMENTS AND CONTRACT VALUE                                   26
         Purchase Payments                                             26
         Allocation of Purchase Payment                                26
         Dollar Cost Averaging                                         26
         Distributor                                                   27
         Contract Value                                                27
         Accumulation Unit                                             27

WITHDRAWALS                                                            28
         Texas Optional Retirement Program                             29
         Suspension of Payments or Transfers                           29

PERFORMANCE INFORMATION                                                30
         Money Market Portfolio                                        30
         Other Portfolios                                              30

TAX STATUS                                                             32
         General                                                       32
         Diversification                                               33
         Contracts Owned by Other than Natural Persons                 34
         Multiple Contracts                                            34
         Tax Treatment of Assignments                                  34
         Income Tax Withholding                                        35
         Tax Treatment of Withdrawals - Non-Qualified Contracts        35
         Qualified Plans                                               36
         Tax Treatment of Withdrawals - Qualified Contracts            38
         Tax-Sheltered Annuities - Withdrawal Limitations              39

FINANCIAL STATEMENTS                                                   39

LEGAL PROCEEDINGS                                                      39

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION           40



                                   DEFINITIONS

ACCOUNT - General Account and/or one or more of the Sub-Accounts of the Variable Account.

ACCUMULATION UNIT - An accounting unit of measure used to calculate the Contract Value in a Sub-Account of the Variable Account prior to the Annuity Date.

ANNUITANT - The natural person on whose life Annuity Payments are based.

ANNUITY DATE - The date on which Annuity Payments begin.

ANNUITY PAYMENTS - The series of payments made to the Annuitant after the Annuity Date under the Annuity Option elected.

ANNUITY PERIOD - The period starting on the Annuity Date.

ANNUITY UNIT - An accounting unit of measure used to calculate Annuity Payments after the Annuity Date.

BENEFICIARY - The person(s) who will receive the death benefit.

COMPANY - Cova Financial Services Life Insurance Company at its Annuity Service Office shown on the cover page of this Prospectus.

CONTRACT ANNIVERSARY - An anniversary of the Issue Date.

CONTRACT VALUE - The sum of the Contract Owner's interest in the General Account and the Sub-Accounts of the Variable Account.

CONTRACT YEAR - One year from the Issue Date and from each Contract Anniversary.

DISTRIBUTOR - Cova Life Sales Company, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644.

ELIGIBLE INVESTMENT(S) - An investment entity which can be selected by the Contract Owner to be an underlying investment of the Contract.

FIXED ANNUITY - A series of payments made during the Annuity Period which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Variable Account.

GENERAL ACCOUNT - The Company's general account which contains all the assets of the Company with the exception of the Variable Account and other segregated asset accounts.

GENERAL ACCOUNT VALUE - The Contract Owner's interest in the General Account.

ISSUE DATE - The date on which the first Contract Year begins.

NON-QUALIFIED CONTRACTS - Contracts issued under Non-Qualified Plans which do not receive favorable tax treatment under Sections 401, 403(b) or 408 of the Internal Revenue Code of 1986, as amended (the "Code").

PORTFOLIO - A segment of an Eligible Investment which constitutes a separate and distinct class of shares.

QUALIFIED CONTRACTS - Contracts issued under Qualified Plans which receive favorable tax treatment under Sections 401, 403(b) or 408 of the Code.

SUB-ACCOUNT - A segment of the Variable Account.

SUB-ACCOUNT VALUE - The Contract Owner's interest in a Sub-Account.

VALUATION DATE - The Variable Account will be valued each day that the New York Stock Exchange is open for trading which is Monday through Friday, except for normal business holidays.

VALUATION PERIOD - The period beginning at the close of business of the New York Stock Exchange on each Valuation Date and ending at the close of business for the next succeeding Valuation Date.

VARIABLE ACCOUNT - A separate investment account of the Company, designated as Cova Variable Annuity Account One, into which purchase payments will be allocated.

VARIABLE ACCOUNT VALUE - The sum of the Contract Owner's interest in each of the Sub-Accounts of the Variable Account.

VARIABLE ANNUITY - A series of payments made during the Annuity Period which vary in amount with the investment experience of each applicable Sub-Account.

WITHDRAWAL VALUE - The Withdrawal Value is:

     1) the Contract Value for the Valuation Period next following the Valuation Period during which the written request to the Company for withdrawal is received; less

     2) any applicable taxes not previously deducted; less

     3) the Withdrawal Charge, if any; less

     4) the Contract Maintenance Charge, if any.



                                   HIGHLIGHTS

At the Contract Owner's direction, the purchase payment for the Contract will be allocated to a segregated investment account of Cova Financial Services Life Insurance Company (the "Company") which account has been designated Cova Variable Annuity Account One (the "Variable Account") or to the Company's General Account. The Variable Account invests in shares of Cova Series Trust (see "Cova Series Trust"), Lord Abbett Series Fund, Inc. (see "Lord Abbett Series Fund, Inc.") and General American Capital Company. Contract Owners bear the investment risk for all amounts allocated to the Variable Account.

Within ten days of the day the Contract is received by the Contract Owner, it may be returned by delivering or mailing it to the Company at its Annuity Service Office or to the agent through whom it was purchased. When the Contract is received by the Company, it will be voided as if it had never been in force. The Company will refund the Contract Value (which may be more or less than the purchase payment) computed at the end of the Valuation Period during which the Contract is received by the Company. Under certain circumstances, the Company may be required to refund the purchase payment.

A Withdrawal Charge (sales load) may be deducted in the event of a withdrawal of all or a portion of the Contract Value. The Withdrawal Charge is imposed on withdrawals of all or a portion of the Contract Value and is equal to 5% of the withdrawn purchase payment. After the first Contract Anniversary, a Contract Owner may, not more frequently than once annually on a non-cumulative basis, make a withdrawal each Contract Year of up to ten percent (10%) of the purchase payment free from Withdrawal Charges provided the Contract Value prior to the withdrawal exceeds $5,000. Additionally, the Contract Owner may, within thirty
(30) days following the fifth Contract Anniversary and every fifth Contract Anniversary thereafter, make a withdrawal of all or a portion of the Contract Value free from the Withdrawal Charge. (See "Charges and Deductions Deduction for Withdrawal Charge" (Sales Load).)

There is a charge for the Mortality and Expense Risk Premium which is equal, on an annual basis, to 1.25% of the daily net asset value of the Variable Account. This Charge compensates the Company for assuming the mortality and expense risks under the Contracts. (See "Charges and Deductions - Deduction for Mortality and Expense Risk Premium".)

There is an Administrative Expense Charge which is equal, on an annual basis, to
 .15% of the daily net asset value of the Variable Account. This Charge compensates the Company for costs associated with the administration of the Contract and the Variable Account. (See "Charges and Deductions - Deduction for Administrative Expense Charge".)

There is an annual Contract Maintenance Charge of $30 each Contract Year. (See "Charges and Deductions - Deduction for Contract Maintenance Charge".)

Premium taxes or other taxes payable to a state or other governmental entity will be charged against the Contract Values. (See "Charges and Deductions - Deduction for Premium Taxes".)

Under certain circumstances, a Transfer Fee may be assessed when a Contract Owner transfers Contract Values from one Sub-Account to another Sub-Account or to or from the General Account. (See "Charges and Deductions - Deduction for Transfer Fee".)

There is a ten percent (10%) federal income tax penalty that may be applied to the income portion of any distribution from the Contracts. However, the penalty is not imposed under certain circumstances.(See "Tax Status - Tax Treatment of Withdrawals - Qualified Contracts" and "Tax Treatment of Withdrawals - Non-Qualified Contracts".) For a further discussion of the taxation of the Contracts, see "Tax Status".

Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) are limited to circumstances only when the Contract Owner attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the
Code), or in the case of hardship. Withdrawals for hardship are restricted to the portion of the Contract Owner's Contract Value which represents contributions made by the Contract Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989, and apply only to: (1) salary reduction contributions made after December 31, 1988;
(2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or transfers between certain Qualified Plans. Tax penalties may also apply. (See "Tax Status - Tax Treatment of Withdrawals - Qualified Contracts".) Contract Owners should consult their own tax counsel or other tax adviser regarding any distributions. (See "Tax Status - Tax-Sheltered Annuities
- Withdrawal Limitations".)

Because of certain exemptive and exclusionary provisions, interests in the General Account are not registered under the Securities Act of 1933 and the General Account is not registered as an investment company under the Investment Company Act of 1940, as amended. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and the Company has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in the Prospectus relating to the General Account. Disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                                         COVA VARIABLE ANNUITY ACCOUNT ONE
                                                     FEE TABLE
CONTRACT  OWNER  TRANSACTION  EXPENSES
Withdrawal Charge (see Note 2 below)                          5% of purchase payment withdrawn

Transfer Fee (see Note 3 below)                               No charge for first 12 transfers in a
                                                              Contract Year; thereafter, the fee is $25
                                                              per  transfer or, if less, 2% of the  amount
                                                              transferred.

Contract  Maintenance  Charge                                 $30 per contract per year

SEPARATE  ACCOUNT  ANNUAL  EXPENSES
(as a percentage of average account value)

Mortality  and  Expense  Risk  Premium                                 1.25%
Administrative Expense Charge                                           .15%
                                                                        ---
TOTAL  SEPARATE  ACCOUNT  ANNUAL  EXPENSES                             1.40%


COVA  SERIES  TRUST'S  ANNUAL  EXPENSES
(as a percentage of the average daily net assets of a Portfolio)

                                                                                              Other Expenses
                                                                                              (after expense          Total
                                                                       Management             reimbursement -         Annual
Portfolio                                                                 Fees                see Note 4 below)      Expenses
-------------------------------------------------------------------------------------------------------------------------------
MANAGED BY VAN KAMPEN AMERICAN
CAPITAL INVESTMENT ADVISORY CORP.
   VKAC Growth and Income                                                 .60%                       .10%              .70%
   Money Market#                                                          .00%                       .11%              .11%
   Quality Income                                                         .50%                       .10%              .60%
   High Yield                                                             .75%                       .10%              .85%
   Stock Index                                                            .50%                       .10%              .60%

MANAGED BY J.P. MORGAN
INVESTMENT MANAGEMENT INC.
   Select Equity*                                                         .75%                       .10%              .85%
   Small Cap Stock*                                                       .85%                       .10%              .95%
   International Equity*                                                  .85%                       .10%              .95%
   Quality Bond*                                                          .55%                       .10%              .65%
   Large Cap Stock *                                                      .65%                       .10%              .75%

MANAGED BY LORD, ABBETT & CO.
Bond Debenture*                                                           .75%                       .10%              .85%
Mid-Cap Value**                                                          1.00%                       .10%             1.10%
Large Cap Research**                                                     1.00%                       .10%             1.10%
Developing Growth**                                                       .90%                       .10%             1.00%

* ANNUALIZED. THE PORTFOLIO COMMENCED REGULAR INVESTMENT OPERATIONS ON APRIL 2, 1996.

**   THE PORTFOLIO HAS NOT YET COMMENCED REGULAR INVESTMENT OPERATIONS.

# COVA INVESTMENT ADVISORY CORPORATION ("COVA ADVISORY"), THE TRUST'S INVESTMENT ADVISER, CURRENTLY WAIVES ITS FEES FOR THE MONEY MARKET PORTFOLIO. ALTHOUGH NOT OBLIGATED TO, COVA ADVISORY EXPECTS TO CONTINUE TO WAIVE ITS FEES FOR THE MONEY MARKET PORTFOLIO. IN THE FUTURE, COVA ADVISORY MAY CHARGE ITS FEES ON A PARTIAL OR COMPLETE BASIS. ABSENT THE MANAGEMENT FEE WAIVER, THE TOTAL MANAGEMENT FEE ON AN ANNUAL BASIS FOR THE MONEY MARKET PORTFOLIO IS .50%. THE EXAMPLES SHOWN BELOW FOR THE MONEY MARKET PORTFOLIO ARE CALCULATED BASED UPON A WAIVER OF THE MANAGEMENT FEE.

LORD ABBETT SERIES FUND, INC.'S ANNUAL EXPENSES (as a percentage of the average daily net assets of a Portfolio)

                                                                         Other
                                                                         Expenses
                                                                         (After expense                Total
                                     Management             12b-1        reimbursement -               Annual
Portfolio                            Fees                   Fees         See Note 4 below)             Expenses
----------------------------------   -----------------      -----        -----------------             --------
Growth and Income##                      .50%                .07%                .02%                       .59%

## THE GROWTH AND INCOME PORTFOLIO OF LORD ABBETT SERIES FUND, INC. HAS A 12b-1 PLAN WHICH PROVIDES FOR PAYMENTS TO LORD, ABBETT & CO. FOR REMITTANCE TO A LIFE INSURANCE COMPANY FOR CERTAIN DISTRIBUTION EXPENSES (SEE THE FUND PROSPECTUS). THE 12b-1 PLAN PROVIDES THAT SUCH REMITTANCES, IN THE AGGREGATE, WILL NOT EXCEED .15%, ON AN ANNUAL BASIS, OF THE DAILY NET ASSET VALUE OF SHARES OF THE GROWTH AND INCOME PORTFOLIO. AS OF MAY 1, 1997, NO PAYMENTS HAVE BEEN MADE UNDER THE 12b-1 PLAN. FOR THE YEAR ENDING DECEMBER 31, 1997, THE 12b-1 FEES ARE ESTIMATED TO BE .07%. THE EXAMPLES BELOW FOR THIS PORTFOLIO REFLECT THE ESTIMATED 12b-1 FEES.

GENERAL AMERICAN CAPITAL COMPANY'S ANNUAL EXPENSES
(as a percentage of the average daily net assets of the Fund)

Fund                              Management Fees             Other Expenses          Total Annual Expenses
----                              ---------------             --------------          ---------------------
Money Market                             .205%                       .00%                      .205%

EXAMPLES

A Contract Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

         a) upon surrender at the end of each time period;
         b) if the Contract is not surrendered or is annuitized.

                                                                            TIME   PERIODS
                                                             1 year        3 years         5 years         10 years
                                                             ------        -------         -------         --------
COVA SERIES TRUST

Managed by Van Kampen American
Capital Investment Advisory Corp.

Money Market Portfolio                                      a) $ 66.36       $ 95.62         $ 132.07        $ 188.79
                                                            b) $ 16.36       $ 50.62         $  87.07        $ 188.79

Quality Income Portfolio                                    a) $ 71.29       $ 110.60        $ 157.34        $ 240.77
                                                            b) $ 21.29       $  65.60        $ 112.34        $ 240.77

High Yield Portfolio                                        a) $ 73.80       $ 118.16        $ 169.99        $ 266.24
                                                            b) $ 23.80       $  73.16        $ 124.99        $ 266.24

VKAC Growth and Income Portfolio                            a) $ 72.29       $ 113.63        $ 162.42        $ 251.04
                                                            b) $ 22.29       $  68.63        $ 117.42        $ 251.04

Stock Index Portfolio                                       a) $ 71.29       $ 110.60        $ 157.34        $ 240.77
                                                            b) $ 21.29       $  65.60        $ 112.34        $ 240.77

Managed by J.P. Morgan Investment
Management Inc.

Select Equity Portfolio                                     a) $ 73.80       $ 118.16
                                                            b) $ 23.80       $  73.16

Small Cap Stock Portfolio                                   a) $ 74.80       $ 121.17
                                                            b) $ 24.80       $  76.17

International Equity Portfolio                              a) $ 74.80       $ 121.17
                                                            b) $ 24.80       $  76.17

Quality Bond Portfolio                                      a) $ 71.79       $ 112.12
                                                            b) $ 21.79       $  67.12

Large Cap Stock Portfolio                                   a) $ 72.80       $ 115.15
                                                            b) $ 22.80       $  70.15

Managed by Lord, Abbett & Co.

Bond Debenture Portfolio                                    a) $ 73.80       $ 118.16
                                                            b) $ 23.80       $  73.16

Mid-Cap Value Portfolio                                     a) $ 76.30       $ 125.66
                                                            b) $ 26.30       $  80.66

Large Cap Research Portfolio                                a) $ 76.30       $ 125.66
                                                            b) $ 26.30       $  80.66

Developing Growth Portfolio                                 a) $ 75.30       $ 122.67
                                                            b) $ 25.30       $  77.67

LORD ABBETT SERIES FUND, INC.

Growth and Income Portfolio                                 a) $ 70.49       $ 108.17        $ 153.26        $ 232.47
                                                            b) $ 20.49       $  63.17        $ 108.26        $ 232.47
GENERAL AMERICAN CAPITAL COMPANY

Money Market Fund                                           a) $ 67.31       $  98.54
                                                            b) $ 17.31       $  53.54

EXPLANATION OF FEE TABLE AND EXAMPLES

     1. The purpose of the above Table is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will incur, directly or indirectly. The Table reflects expenses of the Variable Account as well as of the Eligible Investments. For additional information, see "Charges and Deductions" in this Prospectus and the Prospectuses for Cova Series Trust, Lord Abbett Series Fund, Inc. and General American Capital Company.

     2. After the first Contract Anniversary, a Contract Owner may, not more frequently than once annually on a non-cumulative basis, make a withdrawal each Contract Year of up to ten percent (10%) of the purchase payment free from Withdrawal Charges provided the Contract Value prior to the withdrawal exceeds $5,000. The 10% free withdrawal has been factored into the Examples above. In addition, the Contract Owner may, within thirty (30) days following the fifth Contract Anniversary and every fifth Contract Anniversary thereafter, make a withdrawal of all or a portion of the Contract Value free from the Withdrawal Charge. (See "Charges and Deductions - Deduction for Withdrawal Charge (Sales
Load).")

     3. No Transfer Fee will be assessed for a transfer made in connection with the Dollar Cost Averaging program providing for the automatic transfer of funds from the Money Market Sub-Account or the General Account to any other Sub-Account(s). (See "Charges and Deductions - Deduction for Transfer Fee" and "Purchase Payments and Contract Value - Dollar Cost Averaging".)

     4. Since August 20, 1990, the Company has been reimbursing Cova Series Trust for all operating expenses (exclusive of the management fees) in excess of approximately .10%. Absent the expense reimbursement and management fee waiver, the percentages shown for Total Annual Expenses for the Trust (on an annualized basis) for the year or period ended December 31, 1996 would have been .71% for the Quality Income Portfolio, 1.04% for the High Yield Portfolio, .74% for the Money Market Portfolio, .67% for the Stock Index Portfolio, 1.02% for the VKAC Growth and Income Portfolio; 1.70% for the Select Equity Portfolio; 2.68% for the Small Cap Stock Portfolio; 3.80% for the International Equity Portfolio; 1.52% for the Quality Bond Portfolio; 1.23% for the Large Cap Stock Portfolio and 2.05% for the Bond Debenture Portfolio.

     5. Premium taxes are not reflected. Premium taxes may apply. See "Charges and Deductions - Deduction for Premium Taxes".

     6. The assumed single purchase payment is $30,000.

     7. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                         CONDENSED FINANCIAL INFORMATION

                            Accumulation Unit Values

The following schedule includes Accumulation Unit Values for the periods indicated. This data has been extracted from the Variable Account's Financial Statements. The Variable Account's Financial Statements have been audited by KPMG Peat Marwick LLP, independent certified public accountants, whose report thereon is included in the Statement of Additional Information. This information should be read in conjunction with the Variable Account's Financial Statements and related notes thereto which are included in the Statement of Additional Information.

                                For the                                                                     For the period from
                                Year or    Year or    Year or    Year or    Year or   Year or    Year or    December 11, 1989
                                Period     Period     Period     Period     Period    Period     Period     (Commencement of
                                Ended      Ended      Ended      Ended      Ended     Ended      Ended      Operations) through
                                12/31/96   12/31/95   12/31/94   12/31/93   12/31/92  12/31/91   12/31/90   December 31, 1989
                                --------   --------   --------   --------   --------  --------   --------   -----------------
COVA SERIES TRUST
Quality Income Sub-Account
   Beginning of Period              $ 15.33   $  13.17   $  13.97   $  12.75  $  12.02   $  10.62   $   9.97             $ 10.00
   End of Period                    $ 15.54   $  15.33   $  13.17   $  13.97  $  12.75   $  12.02   $  10.62            $   9.97
   Number of Accum.
   Units Outstanding              3,334,960  2,690,633  2,576,412  3,659,656 1,891,499    563,960    564,940             253,695

High Yield Sub-Account
   Beginning of Period              $ 19.52   $  16.98   $  18.02   $  14.99  $  12.75   $  10.06   $  10.02             $ 10.00
   End of Period                    $ 21.42   $  19.52   $  16.98   $  18.02  $  14.99   $  12.75   $  10.06             $ 10.02
   Number of Accum.
   Units Outstanding              2,001,184  1,870,232  1,157,642  1,045,815   361,296    298,202    280,854            250,,000

Money Market Sub-Account
   Beginning of Period              $ 11.43   $  10.90   $  10.61   $  10.46  $  10.21   $  10.00          *                   *
   End of Period                    $ 11.88   $  11.43   $  10.90   $  10.61  $  10.46   $  10.21
   Number of Accum.
   Units Outstanding              2,584,926  2,987,132  6,963,421    617,575   385,448    527,571

VKAC Growth and Income Sub-Account
   Beginning of Period (5/1/92 -    $ 14.61   $  11.20   $  11.92   $  10.47  $  10.00          *          *                   *
    commencement of operations)
   End of Period                    $ 17.01   $  14.61   $  11.20   $  11.92  $  10.47
   Number of Accum.
   Units Outstanding              1,905,896  1,342,833    977,209    547,643   250,919

Stock Index Sub-Account
   Beginning of Period              $ 15.77   $  11.68   $  11.87   $  11.05  $  10.55   $  10.00          *                   *
   End of Period                    $ 19.04   $  15.77   $  11.68   $  11.87  $  11.05   $  10.55
   Number of Accum.
   Units Outstanding              4,680,855  5,436,980  3,151,443  7,691,151 3,164,251    639,923

Select Equity Sub-Account
   Beginning of Period (4/1/96)     $ 10.08         **         **         **        **         **         **                  **
 End of Period                      $ 10.84         **         **         **        **         **         **                  **
 Number of Accum.
Units Outstanding                 2,044,523         **         **         **        **         **         **                  **

Small Cap Stock Sub-Account
   Beginning of Period (4/1/96)     $ 10.51         **         **         **        **         **         **                  **
   End of Period                    $ 11.31         **         **                                         **                  **
   Number of Accum.
   Units Outstanding                1,237,405       **         **         **        **         **         **                  **

International Equity Sub-Account
   Beginning of Period (4/1/96)     $ 10.21         **         **         **        **         **         **                  **
   End of Period                    $ 10.97         **         **         **        **         **         **                  **
   Number of Accum.
   Units Outstanding              1,306,892         **         **         **        **         **         **                  **

Quality Bond Sub-Account
   Beginning of Period (4/1/96)      $ 9.90         **         **         **        **         **         **                  **
   End of Period                     $ 10.37        **         **         **        **         **         **                  **
    Number of Accum.
   Units Outstanding                508,830         **         **         **        **         **         **                  **

Large Cap Stock Sub-Account
   Beginning of Period (4/1/96)     $ 10.00         **         **         **        **         **         **                  **
   End of Period                    $ 11.33         **         **         **        **         **         **                  **
   Number of Accum.
   Units Outstanding                1,389,606       **         **         **        **         **         **                  **

Bond Debenture Sub-Account
   Beginning of Period (4/1/96)     $ 10.10         **         **         **        **         **         **                  **
   End of Period                    $ 11.29         **         **         **        **         **         **                  **
   Number of Accum.
   Units Outstanding                659,663         **         **         **        **         **         **                  **

LORD ABBETT
SERIES FUND, INC.
Growth and Income Sub-Account
   Beginning of Period              $ 21.31   $  16.64   $  16.42   $  14.50  $  12.73   $  10.15   $  10.06             $ 10.00
   End of Period                    $ 25.09   $  21.31   $  16.64   $  16.42  $  14.50   $  12.73   $  10.15             $ 10.06
  Number of Accum.
  Units Outstanding              11,732,301  8,947,108  6,875,139  4,994,582 2,560,999  1,426,577  1,041,342              14,482

GENERAL AMERICAN CAPITAL COMPANY
Money Market Sub-Account
   Beginning of Period (6/3/96)     $ 10.00        ***        ***        ***       ***        ***        ***                 ***
   End of Period                    $ 10.23        ***        ***        ***       ***        ***        ***                 ***
   Number of Accum.
   Units Outstanding                 34,964        ***        ***        ***       ***        ***        ***                 ***

* The Cova Series Trust Money Market Portfolio commenced regular investment operations on July 1, 1991. The Stock Index Portfolio commenced regular investment operations on November 1, 1991, and the VKAC Growth and Income Portfolio commenced regular investment operations on May 1, 1992.

**   Beginning  of  period  dates  for  the  Select  Equity,  Small  Cap  Stock,
     International Equity, Quality Bond, Large Cap Stock and Bond Debenture Sub-Accounts reflect the dates the shares of these Portfolios were first offered for sale to the public.

*** The beginning of period date for the Money Market Sub-Account of General American Capital Company reflects the date shares of this sub-account were first offered for sale to the public.

     The Mid-Cap Value, Large Cap Research and Developing Growth Portfolios managed by Lord, Abbett & Co. have not yet commenced regular investment operations.

                                   THE COMPANY

Cova Financial Services Life Insurance Company (the "Company") was originally incorporated on August 17, 1981 as Assurance Life Company, a Missouri Corporation and changed its name to Xerox Financial Services Life Insurance Company in 1985.On June 1, 1995 a wholly-owned subsidiary of General American Life Insurance Company ("General American") purchased the Company from Xerox Financial Services, Inc. On June 1, 1995, the Company changed its name to Cova Financial Services Life Insurance Company. The Company presently is licensed to do business in the District of Columbia and all states except California, Maine, New Hampshire, New York and Vermont.

General American is a St. Louis-based mutual company with more than $250 billion of life insurance in force and approximately $19 billion in assets. It provides life and health insurance, retirement plans, and related financial services to individuals and groups.

                              THE VARIABLE ACCOUNT

The Board of Directors of the Company adopted a resolution to establish a segregated asset account pursuant to Missouri insurance law on February 24, 1987. This segregated asset account has been designated Cova Variable Annuity Account One (the "Variable Account"). The Company has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940.

The assets of the Variable Account are the property of the Company. However, the assets of the Variable Account, equal to the reserves and other contract liabilities with respect to the Variable Account, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains and losses, whether or not realized, are, in accordance with the Contracts, credited to or charged against the Variable Account without regard to other income, gains or losses of the Company. The Company's obligations arising under the Contracts are general obligations.

The Variable Account meets the definition of a "separate account" under the federal securities laws.

The Variable Account is divided into Sub-Accounts, with the assets of each Sub-Account invested in one Portfolio of Cova Series Trust, Lord Abbett Series Fund, Inc. or General American Capital Company. There is no assurance that the investment objective of any of the Portfolios will be met. Contract Owners bear the complete investment risk for purchase payments allocated to a Sub-Account. Contract Values will fluctuate in accordance with the investment performance of the Sub-Account(s) to which purchase payments are allocated, and in accordance with the imposition of the fees and charges assessed under the Contracts.

COVA SERIES TRUST

Cova Series Trust ("Trust") has been established to act as one of the funding vehicles for the Contracts offered. Prior to May 1, 1996, the Trust was known as Van Kampen Merritt Series Trust. The Trust is managed by Cova Investment Advisory Corporation ("Investment Adviser"), which is an affiliate of the Company. The Investment Adviser has retained Sub-Advisers to make investment decisions and to place orders for the Portfolios. Prior to May 1, 1996, Van Kampen American Capital Investment Advisory Corp. served as the investment adviser to the Trust. The Trust is an open-end management investment company. See the Trust prospectus for a discussion of the investment objectives and the potential risks involved in investing in the Trust portfolios. Additional Prospectuses and the Statement of Additional Information can be obtained by calling or writing the Company's Marketing and Executive Office. Purchasers should read the Trust prospectus carefully before investing.

The following is a list of the available Portfolios and the Sub-Adviser for each
Portfolio:

Van Kampen American Capital Investment Advisory Corp. is the Sub-Adviser for the following Portfolios:

         VKAC Growth and Income Portfolio
         Money Market Portfolio
         Quality Income Portfolio
         High Yield Portfolio
         Stock Index Portfolio

J.P.  Morgan  Investment  Management  Inc. is the  Sub-Adviser for the following
Portfolios:

         Select Equity Portfolio
         Small Cap Stock Portfolio
         International Equity Portfolio
         Quality Bond Portfolio
         Large Cap Stock Portfolio

Lord, Abbett & Co. is the Sub-Adviser for the following Portfolios:

         Bond Debenture Portfolio
         Mid-Cap Value Portfolio
         Large Cap Research Portfolio
         Developing Growth Portfolio

LORD ABBETT SERIES FUND, INC.

Lord Abbett Series Fund, Inc. ("Fund") has been established to act as one of the funding vehicles for the Contracts offered. The Fund is managed by Lord, Abbett & Co. ("Investment Manager"). The Fund is a diversified open-end management investment company. See the Fund prospectus for a discussion of the investment objectives and the potential risks involved in investing in the Fund portfolios. Additional Prospectuses and the Statement of Additional Information can be obtained by calling or writing the Company's Marketing and Executive Office. Purchasers should read the Fund prospectus carefully before investing.

The following Portfolio is available:

         Growth and Income

GENERAL AMERICAN CAPITAL COMPANY

General American Capital Company ("Capital Company") is an open-end diversified management investment company. Conning Asset Management Company (formerly known as General American Investment Management Company) is the investment adviser to the Capital Company. See the Capital Company prospectus for a discussion of the investment objective of the available Fund and the potential risks involved in investing in it. Purchasers should read the Capital Company prospectus carefully before investing.

The following Fund is available:

         Money Market Fund

Additional Portfolios and/or Eligible Investments may be made available to Contract Owners.

VOTING RIGHTS

In accordance with its view of present applicable law, the Company will vote the shares of the Eligible Investments held in the Variable Account at special meetings of the shareholders in accordance with instructions received from persons having the voting interest in the Variable Account. The Company will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. The Eligible Investments do not hold regular meetings of shareholders.

The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Company prior to a shareholder meeting. Voting instructions will be solicited by written communication at least ten (10) days prior to the meeting.

SUBSTITUTION OF SECURITIES

If the shares of the Eligible Investments (or any Portfolio within the Eligible Investment or any other Eligible Investment), are no longer available for investment by the Variable Account or, if in the judgment of the Company, further investment in the shares should become inappropriate in view of the purpose of the Contracts, the Company may substitute shares of another Eligible Investment (or Portfolio) for shares already purchased or to be purchased in the future by purchase payments under the Contracts. No substitution of securities may take place without prior approval of the Securities and Exchange Commission and under the requirements it may impose.

                             CHARGES AND DEDUCTIONS

Various charges and deductions are made from Contract Values and the Variable Account. These charges and deductions are:

DEDUCTION FOR WITHDRAWAL CHARGE (SALES LOAD)

If all or a portion of the Contract Value (see "Withdrawals") is withdrawn, a Withdrawal Charge (sales load) will be calculated at the time of each withdrawal and will be deducted from the Contract Value. This Charge reimburses the Company for expenses incurred in connection with the promotion, sale and distribution of the Contracts. The Withdrawal Charge is 5% of the purchase payment withdrawn.

After the first Contract Anniversary, a Contract Owner may, not more frequently than once annually on a non-cumulative basis, make a withdrawal each Contract Year of up to ten percent (10%) of the purchase payment free from the Withdrawal Charge provided the Contract Value prior to the withdrawal exceeds $5,000.

Additionally, the Contract Owner may, within thirty (30) days following the fifth Contract Anniversary and every fifth Contract Anniversary thereafter, make a withdrawal of all or a portion of the Contract Value free from the Withdrawal Charge.

For a partial withdrawal, the Withdrawal Charge will be deducted from the remaining Withdrawal Value, if sufficient; otherwise it will be deducted from the amount withdrawn. The amount deducted from the Contract Value will be determined by subtracting values from the General Account and/or cancelling Accumulation Units from each applicable Sub-Account in the ratio that the value of each Account bears to the total Contract Value. The Contract Owner must specify in writing in advance which Accumulation Units are to be cancelled from each Sub-Account and/or whether values are to be deducted from the General Account if other than the above method of cancellation is desired.

Commissions will be paid to broker-dealers who sell the Contracts. Broker-dealers will be paid commissions up to an amount equal to 5.5% of purchase payments. During the initial period in which the Contracts are offered, the Company may pay an additional .5% commission. In addition, under certain circumstances, the Company may pay certain broker-dealers a persistency bonus which will take into account, among other factors, the length of time purchase payments have been held under the Contract and Contract Values. To the extent that the Withdrawal Charge is insufficient to cover the actual cost of distribution, the Company may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Premium (see below), to provide for any difference.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE

The amount of the Withdrawal Charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to a reduction of the Withdrawal Charge will be determined by the Company after examination of all the relevant factors such as:

     (1) The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

     (2) The total amount of purchase payments to be received will be considered. Per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

     (3) Any prior or existing relationship with the Company will be considered. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

     (4) There may be other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction or elimination of the Withdrawal Charge.

The Withdrawal Charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will reductions or elimination of the Withdrawal Charge be permitted where reductions or elimination will be unfairly discriminatory to any person.

DEDUCTION FOR MORTALITY AND EXPENSE RISK PREMIUM

The Company deducts on each Valuation Date, both prior to the Annuity Date and during the Annuity Period, a Mortality and Expense Risk Premium which is equal, on an annual basis, to 1.25% of the daily net asset value of the Variable Account. The mortality risks assumed by the Company arise from its contractual obligation to make annuity payments after the Annuity Date for the life of the Annuitant and to waive the Withdrawal Charge in the event of the death of the Contract Owner. The expense risk assumed by the Company is that all actual expenses involved in administering the Contracts, including Contract maintenance costs, administrative costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees and the costs of other services may exceed the amount recovered from the Contract Maintenance Charge and the Administrative Expense Charge.

If the Mortality and Expense Risk Premium is insufficient to cover the actual costs, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be a profit to the Company. The Company expects a profit from this charge.

The Mortality and Expense Risk Premium is guaranteed by the Company and cannot be increased.

DEDUCTION FOR ADMINISTRATIVE EXPENSE CHARGE

The Company deducts on each Valuation Date, both prior to the Annuity Date and during the Annuity Period, an Administrative Expense Charge which is equal, on an annual basis, to .15% of the daily net asset value of the Variable Account. This charge, together with the Contract Maintenance Charge (see below), is to reimburse the Company for the expenses it incurs in the establishment and maintenance of the Contracts and the Variable Account. These expenses include but are not limited to: preparation of the Contracts, confirmations, annual reports and statements, maintenance of Contract Owner records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing and all accounting, valuation, regulatory and reporting requirements. Since this charge is an asset-based charge, the amount of the charge attributable to a particular Contract may have no relationship to the administrative costs actually incurred by that Contract. The Company does not intend to profit from this charge. This charge will be reduced to the extent that the amount of this charge is in excess of that necessary to reimburse the Company for its administrative expenses. Should this charge prove to be insufficient, the Company will not increase this charge and will incur the loss.

DEDUCTION FOR CONTRACT MAINTENANCE CHARGE

The Company deducts an annual Contract Maintenance Charge of $30 from the Contract Value on each Contract Anniversary. (In South Carolina the Contract Maintenance Charge is the lesser of $30 each Contract Year or 2% of the Contract Value on the Contract Anniversary.) This charge is to reimburse the Company for its administrative expenses. This charge is deducted by subtracting values from the General Account and/or cancelling Accumulation Units from each applicable Sub-Account in the ratio that the value of each Account bears to the total Contract Value. When the Contract is withdrawn for its full Withdrawal Value, on other than the Contract Anniversary, the Contract Maintenance Charge will be deducted at the time of withdrawal. If the Annuity Date is not a Contract Anniversary, a prorata portion of the annual Contract Maintenance Charge will be deducted. After the Annuity Date, the Contract Maintenance Charge will be collected on a monthly basis and will result in a reduction of each Annuity Payment. The Company has set this charge at a level so that, when considered in conjunction with the Administrative Expense Charge (see "Deduction for Administrative Expense Charge"), it will not make a profit from the charges assessed for administration.

DEDUCTION FOR PREMIUM TAXES

Premium taxes or other taxes payable to a state or other governmental entity will be charged against the Contract Values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin. The Company currently intends to advance any premium taxes due at the time purchase payments are made and then deduct premium taxes from a Contract Owner's Contract Value at the time annuity payments begin or upon withdrawal if the Company is unable to obtain a refund. The Company, however, reserves the right to deduct premium taxes when incurred. Premium taxes generally range from 0% to 4%.

DEDUCTION FOR INCOME TAXES

While the Company is not currently maintaining a provision for federal income taxes with respect to the Variable Account, the Company has reserved the right to establish a provision for income taxes if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Variable Account. The Company will deduct for any income taxes incurred by it as a result of the operation of the Variable Account whether or not there was a provision for taxes and whether or not it was sufficient.

DEDUCTION FOR EXPENSES OF THE ELIGIBLE INVESTMENTS

There are other deductions from and expenses paid out of the assets of the Portfolios which are described in the accompanying prospectuses.

DEDUCTION FOR TRANSFER FEE

Prior to the Annuity Date, a Contract Owner may transfer all or a part of an Account without the imposition of any fee or charge if there have been no more than 12 transfers made in the Contract Year. If more than 12 transfers have been made in the Contract Year, the Company will deduct a transfer fee of $25 per transfer or, if less, 2% of the amount transferred. If the Contract Owner is participating in the Dollar Cost Averaging program providing for the automatic transfer of funds from the Money Market Sub-Account or the General Account to any other Sub-Account(s), such transfers are not taken into account in determining any transfer fee. (See "Purchase Payments and Contract Value -Dollar Cost Averaging".)

                                  THE CONTRACTS

OWNERSHIP

The Contract Owner has all rights and may receive all benefits under the Contract. Prior to the Annuity Date, the Contract Owner is the person designated in the Application, unless changed. On and after the Annuity Date, the Annuitant is the Contract Owner. On and after the death of the Annuitant, the Beneficiary is the Contract Owner.

The Contract Owner may change the Contract Owner at any time. A change of Contract Owner will automatically revoke any prior designation of Contract Owner. A request for change must be: (1) made in writing; and (2) received at the Company. The change will become effective as of the date the written request is signed. A new designation of Contract Owner will not apply to any payment made or action taken by the Company prior to the time it was received.

ANNUITANT

The Annuitant is the person on whose life Annuity Payments are based. The Annuitant is the person designated in the Application, unless changed.

ASSIGNMENT

The Contract Owner may, at any time during his or her lifetime, assign his or her rights under the Contract. The Company will not be bound by any assignment until written notice is received by the Company. The Company is not responsible for the validity of any assignment. The Company will not be liable as to any payment or other settlement made by the Company before receipt of the assignment.

If the Contract is issued pursuant to a retirement plan which receives favorable tax treatment under the provisions of Sections 401, 403(b) or 408 of the Code, it may not be assigned, pledged or otherwise transferred except as may be allowed under applicable law.

BENEFICIARY

The Beneficiary is named in the Application, unless changed, and is entitled to receive the benefits to be paid at the death of the Contract Owner.

Unless the Contract Owner provides otherwise, the Death Benefit will be paid in equal shares or all to the survivor as follows:

     (1) to the primary Beneficiaries who survive the Contract Owner's death; or if there are none,

     (2) to the contingent Beneficiaries who survive the Contract Owner's death; or if there are none,

     (3) to the estate of the Contract Owner.

CHANGE OF BENEFICIARY

Subject to the rights of any irrevocable Beneficiary, the Contract Owner may change the Beneficiary or contingent Beneficiary. A change may be made by filing a written request with the Company. The change will take effect as of the date the notice is signed. The Company will not be liable for any payment made or action taken before it records the change.

TRANSFERS OF CONTRACT VALUES DURING THE ACCUMULATION PERIOD

Prior to the Annuity Date, the Contract Owner may transfer all or part of an Account without the imposition of any fee or charge if there have been no more than 12 transfers made in the Contract Year. If more than 12 transfers have been made in the Contract Year, the Company will deduct a transfer fee. If the Contract Owner is participating in the Dollar Cost Averaging program providing for the automatic transfer of funds from the Money Market Sub-Account or the General Account to the Variable Account, such transfers are not taken into account in determining any transfer fee. (See "Charges and Deductions -Deduction for Transfer Fee" and "Purchase Payments and Contract Value - Dollar Cost Averaging".)

After the Annuity Date, the Contract Owner may make a transfer once in each Contract Year. All transfers are subject to the following:

     (1) the deduction of any transfer fee that may be imposed (no charge for first 12 transfers in a Contract Year; thereafter, the fee is $25 per transfer or, if less, 2% of the amount transferred). The transfer fee will be deducted from the Account from which the transfer is made. However, if the entire interest in the Account is being transferred, the transfer fee will be deducted from the amount which is transferred.

     (2) The minimum amount which may be transferred is the lesser of (i) $1000; or (ii) the Contract Owner's entire interest in the Account.

     (3) Transfers will be effected during the Valuation Period next following receipt by the Company of a written transfer request (or by telephone, if authorized) containing all required information. However, no transfer may be made effective within seven (7) calendar days of the Annuity Date.

     (4) Any transfer direction must clearly specify the amount which is to be transferred and the Accounts which are to be affected.

     (5) The Company reserves the right at any time and without prior notice to any party including, but not limited to, the circumstances described in the Suspension of Payments or Transfers provision, to terminate, suspend or modify the transfer privileges described above.

A Contract Owner may elect to make transfers by telephone. If there are joint owners, unless the Company is informed to the contrary, instructions will be accepted from either one of the joint owners. The Company will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If it does not, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The Company tape records all telephone instructions.

DEATH OF THE ANNUITANT

Upon death of the Annuitant prior to the Annuity Date, the Contract Owner must designate a new Annuitant. If no designation is made within 30 days of the death of the Annuitant, the Contract Owner will become the Annuitant. However, if the Contract Owner is a non-natural person, then the death or change of the Annuitant will be treated as the death of the Contract Owner. (See "Death of the Contract Owner".)

Upon death of the Annuitant after the Annuity Date, the Death Benefit, if any, will be as specified in the Annuity Option elected.

DEATH OF THE CONTRACT OWNER

Upon death of the Contract Owner prior to the Annuity Date, the Death Benefit will be paid to the Beneficiary designated by the Contract Owner. The Death Benefit will be the greater of:

     (1) the purchase payment less any withdrawals and any applicable Withdrawal Charge; or

     (2) the Contract Value; or

     (3) the Contract Value on the fifth Contract Anniversary or, if later, every fifth Contract Anniversary thereafter less any withdrawals and any applicable Withdrawal Charge made since the last fifth Contract Anniversary.

The Death Benefit will be determined and paid as of the Valuation Period next following the date of receipt by the Company of both due proof of death and an election for a single sum payment or election under an Annuity Option as of the date of death.

If a single sum payment is requested, the proceeds will be paid within seven (7) days of receipt of proof of death and the election. Payment under an Annuity Option may be elected during the sixty-day period beginning with the date of receipt of proof of death or a single sum payment will be made to the Beneficiary at the end of the sixty-day period.

The entire Death Benefit must be paid within five (5) years of the date of death unless:

     (1) the Beneficiary is the spouse of the Contract Owner, in which event the Beneficiary will become the Contract Owner and may elect that the Contract remain in effect; or

     (2) the Beneficiary is not the spouse of the Contract Owner, in which event the Death Benefit is payable under an Annuity Option over the lifetime of the Beneficiary beginning within one year of the date of death.

The Contract can be held by joint owners. Any joint owner must be the spouse of the other owner. Upon the death of either joint owner, the surviving spouse will be the designated Beneficiary. Any other Beneficiary designated in the Application or as subsequently changed will be treated as a contingent Beneficiary unless otherwise indicated.

                               ANNUITY PROVISIONS

ANNUITY DATE AND ANNUITY OPTION

The Contract Owner selects an Annuity Date and Annuity Option at the time of the Application. The Annuity Date must always be the first day of a calendar month and must be at least one month after the Issue Date. The Annuity Date may not be later than the first day of the first calendar month following the Annuitant's 85th birthday. If no Annuity Option is elected, Option 2 with 10 years guaranteed will automatically be applied.

CHANGE IN ANNUITY DATE AND ANNUITY OPTION

Prior to the Annuity Date, the Contract Owner may, upon at least thirty (30) days prior written notice to the Company, change the Annuity Date. The Annuity Date must always be the first day of a calendar month. The Annuity Date may not be later than the first day of the first calendar month following the Annuitant's 85th birthday.

The Contract Owner may, upon at least thirty (30) days prior written notice to the Company, at any time prior to the Annuity Date, change the Annuity Option.

ALLOCATION OF ANNUITY PAYMENTS

If all of the Contract Value on the seventh calendar day before the Annuity Date is allocated to the General Account, the annuity will be paid as a Fixed Annuity. If all of the Contract Value on that date is allocated to the Variable Account, the annuity will be paid as a Variable Annuity. If the Contract Value on that date is allocated to both the General Account and the Variable Account, the Annuity will be paid as a combination of a Fixed Annuity and a Variable Annuity to reflect the allocation between the Accounts.

TRANSFERS DURING THE ANNUITY PERIOD

During the Annuity Period, payees under the Contract may transfer, by written request, Contract Values among the Accounts subject to the following:

     (1) the Contract Owner may make a transfer once each Contract Year between Sub-Accounts of the Variable Account.

     (2) During the Annuity Period, the payee(s) may, by written notice to the Company, convert Variable Annuity Payments to Fixed Annuity Payments. The payee(s) may not convert Fixed Annuity Payments to Variable Annuity Payments. The amount converted to Fixed Annuity Payments from a Sub-Account is subject to certain procedures set out in the General Account provisions.

ANNUITY OPTIONS

The actual dollar amount of Variable Annuity Payments is dependent upon (i) the Contract Value on the Annuity Date, (ii) the annuity table specified in the Contract, (iii) the Annuity Option selected, and (iv) the investment performance of the Sub-Account selected.

The annuity tables contained in the Contract are based on a three percent (3%) assumed investment rate. If the actual net investment rate exceeds three percent (3%), Annuity Payments will increase. Conversely, if the actual rate is less than three percent (3%), Annuity Payments will decrease. If a higher assumed investment rate was used, the initial payment would be higher, but the actual net investment rate would have to be higher in order for Annuity Payments to increase.

Variable Annuity Payments will reflect the investment performance of the Variable Account in accordance with the allocation of the Contract Value to the Sub-Account(s) on the Annuity Date. Thereafter, allocations may not be changed except as provided in Transfers During the Annuity Period, above. The total dollar amount of each Annuity Payment is the sum of the Variable Annuity Payment and the Fixed Annuity Payment reduced by the Contract Maintenance Charge (except in Oregon where the Fixed Annuity Payment is not reduced by the Contract Maintenance Charge).

The amount payable under the Contract may be made under one of the following options or any other option acceptable to the Company:

     OPTION 1. LIFE ANNUITY. An annuity payable monthly during the lifetime of the Annuitant. Payments cease at the death of the Annuitant.

     OPTION 2. LIFE ANNUITY WITH 5, 10 OR 20 YEARS GUARANTEED. An annuity payable monthly during the lifetime of the Annuitant with the guarantee that, if at the death of the Annuitant, payments have been made for less than the selected guaranteed period, payments will be continued to the Beneficiary for the remainder of the guaranteed period. If the Beneficiary does not desire payments to continue for the remainder of the guaranteed period, he or she may elect to have the present value of the guaranteed Annuity Payments remaining, as of the date notice of death is received by the Company, commuted at the assumed investment rate.

     OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. An annuity payable monthly during the joint lifetime of the Annuitant and another person. At the death of either Payee, Annuity Payments will continue to be made to the survivor Payee. The survivor's Annuity Payments will be equal to 100%, 66 2/3% or 50% of the amount payable during the joint lifetime, as chosen.

FREQUENCY AND AMOUNT OF ANNUITY PAYMENTS

Annuity Payments will be paid as monthly installments. However, if the net amount available to apply under any Annuity Option is less than $5,000 ($2,000 in Massachusetts and Texas), the Company has the right to pay the amount in one single lump sum. In addition, if the payments provided for would be or become less than $100 ($20 in Texas), the Company has the right to change the frequency of payments to provide payments of at least $100 ($20 in Texas).

                      PURCHASE PAYMENTS AND CONTRACT VALUE

PURCHASE PAYMENTS

The Contracts are purchased under a single purchase payment plan. The single purchase payment is due on the Issue Date and must be at least $5,000. Prior
Company approval must be obtained for any purchase payment in excess of $1,000,000. The Company reserves the right to decline any Application or purchase payment.

ALLOCATION OF PURCHASE PAYMENT

The purchase payment is allocated to the General Account or appropriate Sub-Account(s) within the Variable Account as elected by the Contract Owner. For each Sub-Account, the purchase payment is converted into Accumulation Units. The number of Accumulation Units credited to the Contract is determined by dividing the purchase payment allocated to the Sub-Account by the value of the Accumulation Unit for the Sub-Account. A purchase payment allocated to the General Account is credited in dollars.

For the single purchase payment, if the Application for a Contract is in good order, the Company will apply the purchase payment to the Variable Account and credit the Contract with Accumulation Units and/or to the General Account and credit the Contract with dollars within two business days of receipt. If the Application for a Contract is not in good order, the Company will attempt to get it in good order or the Company will return the Application and the purchase payment within five (5) business days. The Company will not retain a purchase payment for more than five (5) business days while processing an incomplete Application unless it has been so authorized by the purchaser.

DOLLAR COST AVERAGING

Dollar Cost Averaging is a program which, if elected, permits a Contract Owner to systematically transfer each month amounts from the Money Market Sub-Account or the General Account to any Sub-Account(s). By allocating amounts on a regularly scheduled basis as opposed to allocating the total amount at one particular time, a Contract Owner may be less susceptible to the impact of market fluctuations. The minimum amount which may be transferred is $500. A Contract Owner must have a minimum of $6,000 of Contract Value in the Money Market Sub-Account or the General Account, or the amount required to complete the Contract Owner's designated program, in order to participate in the Dollar Cost Averaging program.

All Dollar Cost Averaging transfers will be made on the 15th of each month (or the next Valuation Date if the 15th of the month is not a Valuation Date). If the Contract Owner is participating in the Dollar Cost Averaging program, such transfers are not taken into account in determining any transfer fee. Under certain circumstances, there may be restrictions with respect to a Contract Owner's ability to participate in the Dollar Cost Averaging program.

DISTRIBUTOR

Cova Life Sales Company ("Life Sales"), One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644, acts as the distributor of the Contracts. Life Sales is an affiliate of the Company. The Contracts are offered on a continuous basis.

CONTRACT VALUE

The value of the Contract is the sum of the values for each Sub-Account and the value in the General Account. The value of each Sub-Account is determined by multiplying the number of Accumulation Units attributable to the Sub-Account by the value of an Accumulation Unit for the Sub-Account.

ACCUMULATION UNIT

Purchase payments allocated to the Variable Account and amounts transferred to or within the Variable Account are converted into Accumulation Units. This is done by dividing each purchase payment by the value of an Accumulation Unit for the Valuation Period during which the purchase payment is allocated to the Variable Account or the transfer is made. The Accumulation Unit value for each Sub-Account was arbitrarily set initially at $10. The Accumulation Unit value for any later Valuation Period is determined by subtracting (b) from (a) and dividing the result by (c) where:

     (a)  is the net result of

          (1) the assets of the Sub-Account; i.e., the aggregate value of the underlying Eligible Investment shares held at the end of such Valuation Period, plus or minus

          (2) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation of the Sub-Account;

     (b) is the cumulative unpaid charge for the Mortality and Expense Risk Premium and for the Administrative Expense Charge (see "Charges and Deductions"); and

     (c) is the number of Accumulation Units outstanding at the end of such Valuation Period.

The Accumulation Unit value may increase or decrease from Valuation Period to Valuation Period.

                                   WITHDRAWALS

While the Contract is in force and before the Annuity Date, the Company will, upon written request to the Company by the Contract Owner, allow the withdrawal of all or a portion of the Contract for its Withdrawal Value. Withdrawals will result in the cancellation of Accumulation Units from each applicable Sub-Account of the Variable Account or a reduction in the General Account Value in the ratio that the Sub-Account Value and/or the General Account Value bears to the total Contract Value. The Contract Owner must specify in writing in advance which units are to be cancelled or values are to be reduced if other than the above mentioned method of cancellation is desired. The Company will pay the amount of any withdrawal within seven (7) days of receipt of a request, unless the Suspension of Payments or Transfers provision is in effect (see "Suspension of Payments or Transfers").

The Withdrawal Value is the Contract Value for the Valuation Period next following the Valuation Period during which a written request for withdrawal is received at the Company reduced by the sum of:

     (1)  any applicable taxes not previously deducted;

     (2)  any applicable Contract Maintenance Charge; and

     (3)  any applicable Withdrawal Charge.

Each partial withdrawal must be for an amount which is not less than $1,000 or, if smaller, the remaining value in the Sub-Account or General Account. The remaining value in each Sub-Account or General Account from which a partial withdrawal is requested must be at least $1,000 after the partial withdrawal is completed.

Certain tax withdrawal penalties and restrictions may apply to withdrawals from Contracts. (See "Tax Status".) For Contracts purchased in connection with 403(b) plans, the Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b) (11) of the Code) to circumstances only when the Contract Owner: (1) attains age 59 1/2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) in the case of hardship.

However, withdrawals for hardship are restricted to the portion of the Contract Owner's Contract Value which represents contributions made by the Contract Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or transfers between certain Qualified Plans. Contract Owners should consult their own tax counsel or other tax adviser regarding any distributions.

TEXAS OPTIONAL RETIREMENT PROGRAM

A Contract issued to a participant in the Texas Optional Retirement Program ("ORP") will contain an ORP endorsement that will amend the Contract as follows:
A) If for any reason a second year of ORP participation is not begun, the total amount of the State of Texas' first-year contribution will be returned to the appropriate institute of higher education upon its request. B) No benefits will be payable, through surrender of the Contract or otherwise, until the participant dies, accepts retirement, terminates employment in all Texas institutions of higher education or attains the age of 70 1/2. The value of the Contract may, however, be transferred to other contracts or carriers during the period of ORP participation. A participant in the ORP is required to obtain a certificate of termination from the participant's employer before the value of a Contract can be withdrawn.

SUSPENSION OF PAYMENTS OR TRANSFERS

The Company reserves the right to suspend or postpone payments for any period when:

     (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     (2)  trading on the New York Stock Exchange is restricted;

     (3) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets; or

     (4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of Contract Owners; provided that applicable rules and regulations of the Securities and Exchange Commission will govern as to whether the conditions described in (2) and (3) exist.

The Company reserves the right to defer payment for a withdrawal or transfer from the General Account for the period permitted by law but not for more than six months after written election is received by the Company.

                             PERFORMANCE INFORMATION

MONEY MARKET PORTFOLIO

From time to time, the Money Market Sub-Account of the Variable Account may advertise its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Money Market Sub-Account refers to the income generated by Contract Values in the Money Market Sub-Account over a seven-day period (which period will be stated in the advertisement). This income is annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the Contract Values in the Money Market Sub-Account. The effective yield is calculated similarly. However, when annualized, the income earned by Contract Values is assumed to be reinvested. This results in the effective yield being slightly higher than the yield because of the compounding effect of the assumed reinvestment. The yield figure will reflect the deduction of any asset-based charges and any applicable Contract Maintenance Charge, but will not reflect the deduction of any Withdrawal Charge. The deduction of any Withdrawal Charge would reduce any percentage increase or make greater any percentage decrease.

OTHER PORTFOLIOS

From time to time, the Company may advertise performance data for the various other Portfolios under the Contract. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of a Portfolio medium over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that Unit by the Accumulation Unit value at the beginning of the period. This percentage figure will reflect the deduction of any asset-based charges and any applicable Contract Maintenance Charges under the Contracts, but will not reflect the deduction of any Withdrawal Charge. The deduction of any Withdrawal Charge would reduce any percentage increase or make greater any percentage decrease.

Any advertisement will also include average annual total return figures calculated as described in the Statement of Additional Information. The total return figures reflect the deduction of any applicable Contract Maintenance Charges and Withdrawal Charges, as well as any asset-based charges and the expenses of the Portfolio.

The Company may make available yield information with respect to some of the Portfolios. Such yield information will be calculated as described in the Statement of Additional Information. The yield information will reflect the deduction of any applicable Contract Maintenance Charge as well as any asset-based charges.

The Company may also show historical Accumulation Unit values in certain advertisements containing illustrations. These illustrations will be based on actual Accumulation Unit values.

In addition, the Company may distribute sales literature which compares the percentage change in Accumulation Unit values for any of the Portfolios against established market indices such as the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the Portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

The Company may also distribute sales literature which compares the performance of the Accumulation Unit values of the Contracts issued through the Variable Account with the unit values of variable annuities issued through the separate accounts of other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service or from the VARDS Report.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges.

                                   TAX STATUS

GENERAL

NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED IN THIS PROSPECTUS MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

Section 72 of the Code governs taxation of annuities in general. A Contract Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Contract Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Variable Account is not a separate entity from the Company and its operations form a part of the Company.

DIVERSIFICATION

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consists of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all Portfolios underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Contract Owner control of the investment of the Variable Account will cause the Contract Owner to be treated as the owner of the assets of the Variable Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time, it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Contract Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Contract Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Contract Owner to be considered as the owner of the assets of the Variable Account resulting in the imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Contract Owners being retroactively determined to be the owners of the assets of the Variable Account.

Due to the uncertainty in this area, the company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

CONTRACTS OWNED BY OTHER THAN NATURAL PERSONS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Contract Owner if the Contract Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Contract Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

An assignment or pledge of a Contract may be a taxable event. Contract Owners should therefore consult competent tax advisers should they wish to assign or pledge their Contracts.

INCOME TAX WITHHOLDING

All distributions or the portion thereof which is includible in the gross income of the Contract Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Contract Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 or Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to:
a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e. 40 returns of after-tax contributions). Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

TAX TREATMENT OF WITHDRAWALS - NON-QUALIFIED CONTRACTS

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Contract Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts".)

QUALIFIED PLANS

The Contracts offered by this Prospectus are designed to be suitable for use under various types of Qualified Plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Contract Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. Contract Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available as described in this Prospectus. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts".)

On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by the Company in connection with Qualified Plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.   H.R. 10 PLANS

     Section 401 of the Code permits self-employed individuals to establish Qualified Plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" plans. Contributions made to the Plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals - Qualified Contracts".) Purchasers of Contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.   TAX-SHELTERED ANNUITIES

     Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employees until the employees receive distributions from the Contracts. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals - Qualified Contracts" and "Tax-Sheltered Annuities - Withdrawal Limitations".) Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.   INDIVIDUAL RETIREMENT ANNUITIES

     Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts".) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d.   CORPORATE PENSION AND PROFIT-SHARING PLANS

     Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals - Qualified Contracts".) Purchasers of Contracts for use with Corporate Pension or Profit-Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

TAX TREATMENT OF WITHDRAWALS - QUALIFIED CONTRACTS

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), 403(b) (Tax-Sheltered Annuities) and 408(b) (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Contract Owner or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Contract Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Contract Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Contract Owner or Annuitant (as applicable) and his or her designated Beneficiary; (d) distributions to a Contract Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the Contract Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Contract Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; and (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Contract Owner or Annuitant (as applicable) and his or her spouse and dependents if the Contract Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks. This exception will no longer apply after the Contract Owner or Annuitant (as applicable) has been re-employed for at least 60 days. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2; or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required maximum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

TAX-SHELTERED ANNUITIES - WITHDRAWAL LIMITATIONS

The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the Contract Owner: (1) attains age 59 1/2;
(2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) in the case of hardship. However, withdrawals for hardship are restricted to the portion of the Contract Owner's Contract Value which represents contributions made by the Contract Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers and transfers between certain Qualified Plans. Contract Owners should consult their own tax counsel or other tax adviser regarding any distributions.

                              FINANCIAL STATEMENTS

The consolidated financial statements of the Company and the Variable Account have been included in the Statement of Additional Information.

                                LEGAL PROCEEDINGS

There are no material pending legal proceedings to which the Variable Account, the Distributor or the Company is a party.


          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                               PAGE

Company.........................................................  3

Experts.........................................................  3

Legal Opinions..................................................  3

Distributor.....................................................  3

Yield Calculation For Money Market Sub-Account .................  4

Performance Information........................................   4

Annuity Provisions.............................................   6
         Variable Annuity........................................ 6
         Fixed Annuity.........................................   6
         Annuity Unit..........................................   7
         Net Investment Factor.................................   7
         Mortality and Expense Guarantee.......................   7

Financial Statements............................................. 7